Exhibit 10.2

EXECUTION VERSION

INTERCREDITOR AGREEMENT

Intercreditor Agreement (this “Agreement”), dated as of July 8, 2020, among JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, with its successors and assigns in such capacity, and as more specifically defined below, the “Existing ABL Representative”) for the ABL Secured Parties (as defined below), U.S. Bank National Association as collateral trustee for the Fixed Asset Secured Parties (as defined below) (together with its successors and assigns in such capacity, the “Collateral Trustee”) and each additional representative from time to time party thereto and each of the Loan Parties (as defined below) party hereto.

WHEREAS Winnebago Industries, Inc., an Iowa corporation (the “Company”), Winnebago of Indiana, LLC, an Iowa limited liability company (“WGO of Indiana”), Grand Design RV, LLC, an Indiana limited liability company (“Grand Design”), Newmar Corporation, an Indiana corporation (“Newmar”; the Company, WGO of Indiana, Grand Design and Newmar are collectively referred to herein as the “Borrowers”), the other Loan Parties party thereto, the ABL Representative and certain financial institutions and other entities are parties to the Amended and Restated Credit Agreement, dated as of October 22, 2019, as amended on November 15, 2019 and further amended as of the date hereof (the “Existing ABL Agreement”), pursuant to which such financial institutions and other entities have agreed to make loans and extend other financial accommodations to the Borrowers;

WHEREAS, the Company is issuing senior secured notes under the Notes Indenture (as defined below) for the purposes of refinancing in full the obligations under that certain Loan Agreement, dated as of November 8, 2016, among Octavius Corporation, a Delaware corporation, the other Loan Parties party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and the financial institutions party thereto from time to time;

WHEREAS, the Loan Parties have granted to the ABL Representative security interests and liens in the Collateral (as defined below) as security for payment and performance of the ABL Obligations (as defined below);

WHEREAS, the Loan Parties have granted to the Collateral Trustee security interests and liens in the Collateral as security for payment and performance of the Notes Obligations (as defined below).

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows:

Section 1.           Definitions; Rules of Construction.

1.1           UCC Definitions. The following terms which are defined in the Uniform Commercial Code are used herein as so defined: Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Equipment, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter of Credit, Letter of Credit Rights, Payment Intangibles, Records, Securities Account and Supporting Obligations.

1.2           Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Collateral Trust Agreement as in effect on the date hereof. The following terms, as used herein, have the following meanings:

“ABL Agreement” means the collective reference to (a) the Existing ABL Agreement, (b) any Additional ABL Agreement and (c) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing ABL Agreement (regardless of whether such replacement, refunding or refinancing is a “working capital” facility, asset-based facility or otherwise), any Additional ABL Agreement or any other agreement or instrument referred to in this clause (c) unless such agreement or instrument expressly provides that it is not intended to be and is not an ABL Agreement hereunder (a “Replacement ABL Agreement”). Any reference to the ABL Agreement hereunder shall be deemed a reference to any ABL Agreement then extant.

“ABL Creditors” means, collectively, the “Lenders” and the “Secured Parties”, each as defined in any ABL Agreement.

“ABL DIP Financing” has the meaning set forth in Section 5.2(a).

“ABL Documents” means the ABL Agreement, each ABL Security Document, each ABL Guarantee and each other “Loan Document” as defined in the ABL Agreement (other than this Agreement).

“ABL Priority Collateral” means all Collateral consisting of the following:

(1)	all Accounts and Credit Card Receivables;

(2)	all Inventory;

(3)	all Deposit Accounts;

(4)	all cash and cash equivalents;

(5)	to the extent evidencing or governing any of the items referred to in the preceding clauses (1), (2), (3) and (4), all Chattel Paper, Documents, Instruments, General Intangibles and Securities Accounts related thereto; provided that to the extent any of the foregoing also relates to Fixed Asset Priority Collateral only that portion related to the items referred to in the preceding clauses (1), (2), (3) and (4) shall be included in the ABL Priority Collateral;

(6)	all books and records relating to the foregoing (including without limitation all books, databases, customer lists and records, whether tangible or electronic which contain any information relating to any of the foregoing); and

(7)	all Proceeds of and Supporting Obligations, including, without limitation, Letter of Credit Rights, with respect to any of the foregoing and all collateral security and guarantees given by any Person in favor of any Loan Party with respect to any of the foregoing.

“ABL Guarantee” means any guarantee by any Loan Party of any or all of the ABL Obligations.

“ABL Intercreditor Agreement” means an intercreditor (or similar) agreement among the Existing ABL Representative, certain Loan Parties party thereto and any representative and/or agent in respect of any Additional ABL Agreement, as such agreement is amended, supplemented or otherwise modified from time to time.

“ABL Lien” means any Lien created by the ABL Security Documents.

“ABL Obligations” means (a) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all loans made pursuant to any ABL Agreement or any ABL DIP Financing by the ABL Creditors, (b) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Interest) with respect to any letter of credit or similar instruments issued pursuant to the ABL Agreement, (c) all Swap Obligations, (d) all Banking Services Obligations and (e) all guarantee obligations, indemnities, fees, expenses and other amounts payable by the Loan Parties from time to time pursuant to the ABL Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any ABL Obligation (whether by or on behalf of any Loan Party, as Proceeds of security, enforcement of any right of setoff or otherwise, including pursuant to any settlement entered into by an ABL Secured Party or a Fixed Asset Secured Party in its discretion) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Fixed Asset Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the ABL Secured Parties and the Fixed Asset Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“ABL Obligations Payment Date” means the first date on which (a) all of the ABL Obligations (other than those that constitute Unasserted Contingent Obligations) have been indefeasibly paid in cash in full (or cash collateralized or defeased in accordance with the terms of the ABL Documents), (b) all commitments to extend credit under the ABL Documents have been terminated, (c) there are no outstanding letters of credit or similar instruments issued under the ABL Documents (other than such as have been cash collateralized or defeased in accordance with the terms of the ABL Documents), and (d) so long as the Fixed Asset Obligations Payment Date shall not have occurred, the ABL Representative has delivered a written notice to the Collateral Trustee stating that the events described in clauses (a), (b) and (c) have occurred to the satisfaction of the ABL Secured Parties.

“ABL Post-Petition Assets” has the meaning set forth in Section 5.2(b).

“ABL Representative” means, (a) in the case of the Existing ABL Agreement, the Existing ABL Representative and (b) in the case of any Additional ABL Agreement or any Replacement ABL Agreement, the ABL Representative shall be the Person identified as such in such Agreement and in the applicable Joinder Agreement, together with its successors in such capacity.

“ABL Secured Parties” means the ABL Representative, the ABL Creditors and any other holders of the ABL Obligations.

“ABL Security Documents” means the “Collateral Documents” (or similar term) as defined in any ABL Agreement, and any other documents that are designated under any ABL Agreement as “ABL Security Documents” for purposes of this Agreement.

“Access Period” means, with respect to each parcel or item of Fixed Asset Priority Collateral, the period, following the commencement of any Enforcement Action, which begins on the earlier of (a) the day on which the Designated ABL Representative provides the Collateral Trustee with the notice of its election to obtain access to such parcel or item of Fixed Asset Priority Collateral pursuant to Section 3.4(c) and (b) the fifth Business Day after the Collateral Trustee provides the Designated ABL Representative with notice that the Collateral Trustee (or its agent) has obtained possession or control of such parcel or item of Fixed Asset Priority Collateral and ends on the earliest of (i) the day which is 180 days after the date (the “Initial Access Date”) on which the Designated ABL Representative initially obtains the ability to take physical possession of, remove or otherwise control physical access to, or actually uses, such parcel or item of Fixed Asset Priority Collateral plus such number of days, if any, after the Initial Access Date that it is stayed or otherwise prohibited by law or court order from exercising remedies with respect to associated ABL Priority Collateral, (ii) the date on which all or substantially all of the ABL Priority Collateral associated with such parcel or item of Fixed Asset Priority Collateral is sold, collected or liquidated, (iii) the ABL Obligations Payment Date and (iv) the date on which the default which resulted in such Enforcement Action has been cured or waived in writing.

“Additional ABL Agreement” means any agreement for the incurrence of additional indebtedness that is (a) secured by the ABL Priority Collateral on a basis senior to the Fixed Asset Obligations, (b) is permitted to be so secured by the Existing ABL Agreement and the Fixed Asset Documents, (c) has been designated by the Company as an Additional ABL Agreement in accordance with Section 10.5(c) hereof and (d) such designation has been approved by the Existing ABL Agent.

“Additional Debt” has the meaning set forth in Section 10.5(b).

“Additional Fixed Asset Debt” has the meaning given to the term Additional Permitted Notes Debt in the Collateral Trust Agreement; provided, however, that such Additional Fixed Asset Debt was permitted to be incurred by the ABL Agreement at the time such obligations are designated as Additional Fixed Asset Debt in accordance with the Collateral Trust Agreement.

“Banking Services Obligations” means all obligations of the Company and its subsidiaries owed to any ABL Secured Party (or any of its affiliates) in respect of treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services), credit card services, stored valued card services, merchant processing services, other cash management services, equipment leasing and equipment financing; provided that, “Banking Services Obligations” shall include, without limitation, all “Banking Services Obligations” (as defined in the Existing ABL Agreement as in effect on the date hereof).

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.).

“Borrowers” has the meaning set forth in the first WHEREAS clause above.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Collateral” means, collectively, all property upon which a Lien is granted pursuant to the Security Documents.

“Company” has the meaning set forth in the first WHEREAS clause above.

“Comparable Security Document” means, in relation to any Senior Collateral subject to any Senior Security Document, that Junior Security Document (if any) that creates a security interest in the same Senior Collateral, granted by the same Loan Party, as applicable.

“Collateral Trust Agreement” means the Collateral Trust Agreement, dated as of the date hereof, among the Collateral Trustee, each Loan Party and other Permitted Collateral Trustee (as defined therein) from time to time party thereto, as it may be amended, modified, supplemented or restated from time to time.

“Collateral Trustee” has the meaning set forth in the preamble to this Agreement.

“Copyrights” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

“Credit Card Issuer” shall mean any Person who issues or whose members issue credit cards, including, without limitation, MasterCard or VISA bank credit or debit cards or other bank credit or debit cards issued through MasterCard International, Inc., Visa, U.S.A., Inc. or Visa International and American Express, Discover, Diners Club, Carte Blanche and other non-bank credit or debit cards, including, without limitation, credit or debit cards issued by or through American Express Travel Related Services Company, Inc., and Novus Services, Inc.

“Credit Card Processor” shall mean any servicing or processing agent or any factor or financial intermediary who facilitates, services, processes or manages the credit authorization, billing transfer and/or payment procedures with respect to any Loan Party’s sales transactions involving credit card or debit card purchases by customers using credit cards or debit cards issued by any Credit Card Issuer.

“Credit Card Receivable” means each Payment Intangible, together with all income, payments and proceeds thereof, owed by a Credit Card Issuer or Credit Card Processor to a Loan Party resulting from charges by a customer of a Loan Party on credit or debit cards issued by such Credit Card Issuer in connection with the sale of Inventory by a Loan Party, or services performed by a Loan Party.

“Debt Document” means, collectively, the ABL Documents and the Fixed Asset Documents.

“Designated ABL Representative” means (a) if at any time there is only one Series of ABL Obligations outstanding, the ABL Representative for such Series and (b) if clause (a) does not apply, the “Applicable Collateral Agent” (or similar term) as defined in the ABL Intercreditor Agreement at such time. As of the date hereof, the Designated ABL Representative is the Existing ABL Representative.

“Designated Senior Representative” means (a) with respect to any ABL Priority Collateral, the Designated ABL Representative and (b) with respect to any Fixed Asset Priority Collateral, the Collateral Trustee.

“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Enforcement Action” means, with respect to the ABL Obligations or the Fixed Asset Obligations, the exercise of any rights and remedies with respect to any Collateral securing such obligations or the commencement or prosecution of enforcement of any of the rights and remedies with respect to any Collateral under, as applicable, the ABL Documents or the Fixed Asset Documents, or applicable law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction or under the Bankruptcy Code, with the understanding that the commencement and continuation of a Cash Dominion Period (as defined in the ABL Security Documents) by itself shall not constitute an Enforcement Action.

“Existing ABL Agreement” has the meaning set forth in the first WHEREAS clause of this Agreement above.

“Existing ABL Representative” has the meaning set forth in the preamble of this Agreement.

“Fixed Asset Representative” means the Collateral Trustee.

“Fixed Asset Documents” means the Priority Lien Documents and the Parity Lien Documents.

“Fixed Asset DIP Financing” has the meaning set forth in Section 5.2(b).

“Fixed Asset Lien” means any Lien created by the Fixed Asset Security Documents.

“Fixed Asset Obligations” means Priority Lien Notes Obligations and all Parity Lien Notes Obligations (in each case as defined in the Collateral Trust Agreement); provided that in the case of any Additional Fixed Asset Debt such Additional Fixed Asset Debt was permitted to be incurred by the ABL Agreement at the time such obligations are designated as Additional Fixed Asset Debt in accordance with the Collateral Trust Agreement.

“Fixed Asset Obligations Payment Date” means the first date on which (a) all Fixed Asset Obligations (other than those that constitute Unasserted Contingent Obligations) have been indefeasibly paid in cash in full, (b) all commitments to extend credit under the Fixed Asset Documents have been terminated, and (c) so long as the ABL Obligations Payment Date shall not have occurred, the Fixed Asset Representative has delivered a written notice to the Designated ABL Representative stating that the events described in clauses (a) and (b) have occurred to the satisfaction of the Fixed Asset Secured Parties.

“Fixed Asset Post-Petition Assets” has the meaning set forth in Section 5.2(a).

“Fixed Asset Priority Collateral” means all Collateral (other than the ABL Priority Collateral) and all Proceeds thereof; provided, however, “Fixed Asset Priority Collateral” shall not include Proceeds from the disposition of any Fixed Asset Priority Collateral that otherwise constitute ABL Priority Collateral (such as, but not limited to, cash proceeds) to the extent such Proceeds are not required to be applied to the mandatory prepayment of the Fixed Asset Obligations pursuant to the Fixed Asset Documents, unless such Proceeds either (x) arise from a disposition of Fixed Asset Priority Collateral resulting from an Enforcement Action taken by the Fixed Asset Secured Parties permitted by this Agreement or (y) are deposited in a segregated cash collateral account with the Fixed Asset Representative (in its capacity as Fixed Asset Representative under the Fixed Asset Documents) to the extent required by the Fixed Asset Documents. If such Proceeds are required to be applied to the mandatory prepayment of the Fixed Asset Obligations or arise from a disposition of Fixed Asset Priority Collateral resulting from an Enforcement Action, such Proceeds shall not be included in the ABL Priority Collateral (notwithstanding anything in the definition thereof to the contrary, including anything in the definition of Accounts to the contrary, but subject to Section 4.1) and shall be Fixed Asset Priority Collateral, but otherwise such Proceeds will constitute ABL Priority Collateral.

“Fixed Asset Secured Parties” means the Permitted Notes Secured Parties (as defined in the Collateral Trust Agreement).

“Fixed Asset Security Documents” means the Priority Lien Collateral Documents and the Parity Lien Collateral Documents.

“Grand Design” has the meaning set forth in the first WHEREAS clause above.

“Initial Access Date” has the meaning set forth in the definition of “Access Period”.

“Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

“Intellectual Property” means, the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Patents, the Trademarks, the Trade Secrets and the Licenses, and all rights to sue at law or in equity for any infringement thereof, including the right to receive all proceeds and damages therefrom.

“Joinder Agreement” means (a) in the case of any additional Loan Party becoming a party hereto pursuant to Section 10.15, a joinder agreement substantially in the form of Annex I, and (b) in the case of any ABL Representative described in clause (b) of the definition thereof such ABL Representative becoming a party hereto pursuant to Section 10.5, a joinder agreement substantially in the form of Annex II.

“Junior Collateral” means, with respect to any Junior Secured Party, any Collateral on which it has a Junior Lien.

“Junior Documents” means, collectively, with respect to any Junior Obligations, any provision pertaining to such Junior Obligation in any Debt Document or any other document, instrument or certificate evidencing or delivered in connection with such Junior Obligation.

“Junior Liens” means (a) with respect to any ABL Priority Collateral, all Liens securing the Fixed Asset Obligations and (b) with respect to any Fixed Asset Priority Collateral, all Liens securing the ABL Obligations.

“Junior Obligations” means (a) with respect to any ABL Priority Collateral, all Fixed Asset Obligations and (b) with respect to any Fixed Asset Priority Collateral, all ABL Obligations.

“Junior Representative” means (a) with respect to any ABL Obligations or any ABL Priority Collateral, the Fixed Asset Representative and (b) with respect to any Fixed Asset Obligations or any Fixed Asset Priority Collateral, the ABL Representative.

“Junior Secured Parties” means (a) with respect to the ABL Priority Collateral, all Fixed Asset Secured Parties and (b) with respect to the Fixed Asset Priority Collateral, all ABL Secured Parties.

“Junior Security Documents” means, with respect to any Junior Secured Party, the Security Documents that secure the Junior Obligations.

“Licenses” means, with respect to any Person, all of such Person’s right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its Patents, Copyrights, Trademarks or Trade Secrets, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, deed to secure debt, lien, pledge, hypothecation, assignment, assignation, debenture, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Lien Priority” means with respect to any Lien of the ABL Representative or Fixed Asset Representative in the Collateral, the order of priority of such Lien specified in Section 2.1.

“Loan Party” means the Borrowers and each direct or indirect affiliate or shareholder (or equivalent) of the Borrowers or any of their affiliates that are now or hereafter become a party to any ABL Document or any Fixed Asset Document, in each case as a direct obligor or guarantor of the ABL Obligations or Fixed Asset Obligations, as applicable. All references in this Agreement to any Loan Party shall include such Loan Party as a debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding.

“Newmar” has the meaning set forth in the first WHEREAS clause to this Agreement.

“Notes Indenture” means that certain Indenture dated as of the date hereof among the Company, the Guarantors (as defined therein) and the Collateral Trustee, as such agreement may be amended, restated, amended and restated, supplemented, or otherwise modified, renewed, refunded, replaced or refinanced from time to time.

“Patents” means with respect to any Person, all of such Person’s right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

“Person” means any person, individual, sole proprietorship, partnership, joint venture, corporation, limited liability company, unincorporated organization, association, institution, entity or party, including any government and any political subdivision, agency or instrumentality thereof.

“Post-Petition Interest” means any interest or entitlement to fees or expenses or other charges that accrues after the commencement of any Insolvency Proceeding (or would accrue but for the commencement of an Insolvency Proceeding), whether or not allowed or allowable in any such Insolvency Proceeding.

“Priority Collateral” means the ABL Priority Collateral or the Fixed Asset Priority Collateral.

“Proceeds” means (a) all “proceeds,” as defined in Article 9 of the Uniform Commercial Code, with respect to the Collateral, and (b) whatever is recoverable or recovered when any Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily, including, without limitation, all proceeds of any insurance policy covering the Collateral and all tax refunds received in respect of Collateral.

“Real Property” means any right, title or interest in and to real property, including any fee interest, leasehold interest, easement, or license and any other right to use or occupy real property, including any right arising by contract.

“Replacement ABL Agreement” has the meaning set forth in the definition of “ABL Agreement.”

“Secured Obligations” means the ABL Obligations and the Fixed Asset Obligations.

“Secured Parties” means the ABL Secured Parties and the Fixed Asset Secured Parties.

“Security Documents” means, collectively, the ABL Security Documents and the Fixed Asset Security Documents.

“Senior Collateral” means with respect to any Senior Secured Party, any Collateral on which it has a Senior Lien.

“Senior Documents” means, collectively, with respect to any Senior Obligation, any provision pertaining to such Senior Obligation in any Fixed Asset Document or any other document, instrument or certificate evidencing or delivered in connection with such Senior Obligation.

“Senior Liens” means (a) with respect to the ABL Priority Collateral, all Liens securing the ABL Obligations and (b) with respect to the Fixed Asset Priority Collateral, all Liens securing the Fixed Asset Obligations.

“Senior Obligations” means (a) with respect to any ABL Priority Collateral, all ABL Obligations and (b) with respect to any Fixed Asset Priority Collateral, all Fixed Asset Obligations.

“Senior Obligations Payment Date” means (a) with respect to any ABL Obligations, the ABL Obligations Payment Date and (b) with respect to any Fixed Asset Obligations, the Fixed Asset Obligations Payment Date.

“Senior Representative” means (a) with respect to any ABL Priority Collateral, the ABL Representative and (b) with respect to any Fixed Asset Priority Collateral, the Fixed Asset Representative.

“Senior Secured Parties” means (a) with respect to the ABL Priority Collateral, all ABL Secured Parties and (b) with respect to the Fixed Asset Priority Collateral, all Fixed Asset Secured Parties.

“Senior Security Documents” means, with respect to any Senior Secured Party, the Security Documents that secure the Senior Obligations.

“Series” means, with respect to any ABL Obligations, all such obligations secured by same ABL Security Documents and represented by the same ABL Representative.

“Swap Obligations” means all obligations of the Company and its subsidiaries owed to any ABL Creditor (or any of its affiliates) in respect of any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that, “Swap Obligations” shall include, without limitation, all “Swap Agreement Obligations” (as defined in the Existing ABL Agreement as in effect on the date hereof).

“Trade Secrets” means all trade secrets and all other confidential or proprietary information and know-how, whether or not reduced to a writing or other tangible form, now or hereafter in force, owned or used in, or contemplated at any time for use in, the business of any Loan Party, including with respect to any and all of the foregoing: (i) all documents and things embodying, incorporating, or referring in any way thereto, (ii) all rights to sue for past, present and future infringement thereof, (iii) all licenses, claims, damages, and proceeds of suit arising therefrom, and (iv) all payments and royalties and rights to payments and royalties arising out of the sale, lease, license, assignment, or other dispositions thereof.

“Trademarks” means with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress, trade styles, brand names, corporate names, business names, domain names, logos and other source or business identifiers and the registrations and applications for registration thereof, all common-law rights related thereto, and the goodwill of the business symbolized by the foregoing; (b) all renewals of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (d) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (e) all rights corresponding to any of the foregoing throughout the world.

“Unasserted Contingent Obligations” means, at any time, ABL Obligations or Fixed Asset Obligations, as applicable, for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding (a) the principal of, and interest and premium (if any) on, and fees and expenses relating to, any ABL Obligation or Fixed Asset Obligation, as applicable, and (b) with respect to ABL Obligations, contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and, in the case of ABL Obligations or Fixed Asset Obligations, as applicable, for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

“WGO of Indiana” has the meaning set forth in the first WHEREAS clause above.

1.3           Rules of Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, extended, renewed, restated, replaced or otherwise modified (subject to any restrictions on such amendments, supplements, extensions, renewals, restatements, replacements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof’ and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 2.           Lien Priority.

2.1           Lien Subordination. Notwithstanding the date, manner or order of grant, attachment or perfection of any Junior Lien in respect of any Collateral or of any Senior Lien in respect of any Collateral and notwithstanding any provision of the Uniform Commercial Code, any applicable law, any Security Document, any alleged or actual defect or deficiency in any of the foregoing or any other circumstance whatsoever, each Junior Representative, on behalf of each Junior Secured Party represented by it, in respect of such Collateral hereby agrees that:

(a)           any Senior Lien in respect of such Collateral, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be and shall remain senior and prior to any Junior Lien in respect of such Collateral (whether or not such Senior Lien is subordinated to any Lien securing any other obligation); and

(b)           any Junior Lien in respect of such Collateral, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to any Senior Lien in respect of such Collateral.

(c)           It is understood and agreed that solely as among the Fixed Asset Secured Parties, their priority shall be governed by the Collateral Trust Agreement.

2.2           Prohibition on Contesting Liens. In respect of any Collateral, each Junior Representative, on behalf of each Junior Secured Party represented by it, agrees that it shall not, and hereby waives any right to:

(a)           contest, or support any other Person in contesting, in any proceeding (including any Insolvency Proceeding), the priority, validity or enforceability of any Senior Lien on such Collateral;

(b)           directly or indirectly support any subordination of any Junior Liens of the Junior Representative or any other Junior Secured Party (including any adequate protection liens) on any Junior Collateral to any adequate protection liens, carve-outs or other liens granted on such Junior Collateral in an Insolvency Proceeding; or

(c)            demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or similar right which it may have in respect of such Collateral or the Senior Liens on such Collateral, except to the extent that such rights are expressly granted in this Agreement.

2.3           Nature of Obligations. The Fixed Asset Representative on behalf of itself and each other Fixed Asset Secured Party that it represents acknowledges that a portion of the ABL Obligations represents debt that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased, reduced or repaid and subsequently reborrowed, and that the terms of the ABL Obligations and any ABL Agreement or any provision thereof may be waived, modified, extended, amended, restated or supplemented from time to time, and that the aggregate amount of the ABL Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by any Fixed Asset Secured Party and without affecting the provisions hereof. The ABL Representative on behalf of itself and the other ABL Secured Parties acknowledges that Fixed Asset Obligations may be replaced or refinanced and the amount of any Fixed Asset Obligations may be increased, reduced, or repaid, and any Fixed Asset Document or any provision thereof may be waived, modified, extended, amended, restated or supplemented from time to time, and that the aggregate amount of the Fixed Asset Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the ABL Secured Parties and without affecting the provisions hereof. The Lien Priorities provided in Section 2.1 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the ABL Obligations or the Fixed Asset Obligations, or any portion thereof.

2.4           No New Liens. (a) Until the ABL Obligations Payment Date, no Fixed Asset Secured Party shall acquire or hold any Lien on any assets of any Loan Party securing any Fixed Asset Obligation which assets are not also subject to the Lien of the ABL Representative under the ABL Documents, subject to the Lien Priority set forth herein. If any Fixed Asset Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Loan Party securing any Fixed Asset Obligation which assets are not also subject to the Lien of the ABL Representative under the ABL Documents, subject to the Lien Priority set forth herein, then the Fixed Asset Representative (or the relevant Fixed Asset Secured Party) shall, without the need for any further consent of any other Fixed Asset Secured Party and notwithstanding anything to the contrary in any other Fixed Asset Document be deemed to also hold and have held such lien for the benefit of the ABL Representative as security for the ABL Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the ABL Representative in writing of the existence of such Lien.

(b)           Until the Fixed Asset Obligations Payment Date, no ABL Secured Party shall acquire or hold any Lien on any assets of any Loan Party securing any ABL Obligation which assets are not also subject to the Lien of the Fixed Asset Representative under the Fixed Asset Documents, subject to the Lien Priority set forth herein. If any ABL Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Loan Party securing any ABL Obligation which assets are not also subject to the Lien of the Fixed Asset Representative under the Fixed Asset Documents, subject to the Lien Priority set forth herein, then the ABL Representative (or the relevant ABL Secured Party) shall, without the need for any further consent of any other ABL Secured Party and notwithstanding anything to the contrary in any other ABL Document be deemed to also hold and have held such lien for the benefit of the Fixed Asset Representative as security for the relevant Fixed Asset Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the Fixed Asset Representative in writing of the existence of such Lien.

2.5           Separate Grants of Security and Separate Classification. Each Secured Party acknowledges and agrees that (i) the grants of Liens pursuant to the ABL Security Documents and the Fixed Asset Security Documents constitute separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the Fixed Asset Obligations are fundamentally different from the ABL Obligations and should be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Secured Parties and the Fixed Asset Secured Parties in respect of the Collateral constitute claims in the same class (rather than separate classes of senior and junior secured claims), then the ABL Secured Parties and the Fixed Asset Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligation claims and Fixed Asset Obligation claims against the Loan Parties (with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral or Fixed Asset Priority Collateral is sufficient (for this purpose ignoring all claims held by the other Secured Parties), the ABL Secured Parties or the Fixed Asset Secured Parties, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest that are available from each pool of Priority Collateral for each of the ABL Secured Parties and the Fixed Asset Secured Parties, respectively, before any distribution is made in respect of the claims held by the other Secured Parties, with the other Secured Parties hereby acknowledging and agreeing to turn over to the respective other Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries.

2.6           Agreements Regarding Actions to Perfect Liens. (a) Each ABL Representative agrees on behalf of itself and the other ABL Secured Parties represented by it that all mortgages, deeds of trust, deeds and similar instruments (collectively, “mortgages”) now or hereafter filed against Real Property in favor of or for the benefit of such ABL Representative shall contain the following notation: “The lien created by this mortgage on the property described herein is junior and subordinate to the lien on such property created by any mortgage, deed of trust or similar instrument now or hereafter granted to U.S. Bank National Association as Collateral Trustee, in accordance with the provisions of the Intercreditor Agreement dated as of July 8, 2020, as amended from time to time.”

(b)           Each of each ABL Representative and the Fixed Asset Representative hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the Uniform Commercial Code) over Collateral pursuant to the ABL Security Documents or the Fixed Asset Security Documents, as applicable, such possession or control is also for the benefit of the Fixed Asset Representative and the other Fixed Asset Secured Parties or each ABL Representative and the other ABL Secured Parties, as applicable, solely to the extent required to perfect their security interest (if any) in such Collateral. Nothing in the preceding sentence shall be construed to impose any duty on any ABL Representative or the Fixed Asset Representative (or any third party acting on either such Person’s behalf) with respect to such Collateral or provide the Fixed Asset Representative, any other Fixed Asset Secured Party, any ABL Representative or any other ABL Secured Party, as applicable, with any rights with respect to such Collateral beyond those specified in this Agreement, the ABL Security Documents and the Fixed Asset Security Documents, as applicable, provided that subsequent to the occurrence of the ABL Obligations Payment Date (so long as the Fixed Asset Obligations Payment Date shall not have occurred), the ABL Representative shall (i) deliver to the Collateral Trustee, at the Loan Parties’ sole cost and expense, the Collateral in its possession or control together with any necessary endorsements to the extent required by the Fixed Asset Documents or (ii) direct and deliver such Collateral as a court of competent jurisdiction otherwise directs; provided, further, that subsequent to the occurrence of the Fixed Asset Obligations Payment Date (so long as the ABL Obligations Payment Date shall not have occurred), the Fixed Asset Representative shall (i) deliver to the Designated ABL Representative, at the Loan Parties’ sole cost and expense, the Collateral in its possession or control together with any necessary endorsements to the extent required by the ABL Documents or (ii) direct and deliver such Collateral as a court of competent jurisdiction otherwise directs; provided, further, that (i) prior to the occurrence of the Fixed Asset Obligations Payment Date, upon the request of the Collateral Trustee or the Borrower, the Designated ABL Representative shall turn over to the Collateral Trustee any Fixed Asset Priority Collateral of which it has physical possession, and (ii) prior to the occurrence of the ABL Obligations Payment Date, upon the request of the Designated ABL Representative or the Borrower, the Fixed Asset Representative shall turn over to the ABL Representative any ABL Priority Collateral of which the Fixed Asset Representative has physical possession. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the ABL Secured Parties and the Fixed Asset Secured Parties and shall not impose on the ABL Secured Parties or the Fixed Asset Secured Parties any obligations in respect of the disposition of any Collateral (or any proceeds thereof) that would conflict with prior perfected Liens or any claims thereon in favor of any other Person that is not a Secured Party.

Section 3.           Enforcement Rights.

3.1           Exclusive Enforcement. Until the Senior Obligations Payment Date has occurred, whether or not an Insolvency Proceeding has been commenced by or against any Loan Party, the Senior Secured Parties shall have the exclusive right to take and continue any Enforcement Action (including the right to credit bid their debt) with respect to the Senior Collateral, without any consultation with or consent of any Junior Secured Party, but subject to the proviso set forth in Section 5.1; provided that the Senior Secured Parties shall provide prior written notice to the relevant Junior Secured Party of any such Enforcement Action with respect to the Senior Collateral, but the failure to give any such notice shall not create a cause of action against or cause a forfeiture of any rights of the party failing to give such notice or create any claim or right on behalf of any other party. Upon the occurrence and during the continuance of an event of default under the Senior Documents, the Senior Representative and the other Senior Secured Parties may take and continue any Enforcement Action with respect to the Senior Obligations and the Senior Collateral in such order and manner as they may determine in their sole discretion in accordance with the terms and conditions of the Senior Documents.

3.2           Standstill and Waivers. Each Junior Representative, on behalf of itself and the other Junior Secured Parties represented by it, agrees that, until the Senior Obligations Payment Date has occurred, but subject to the proviso set forth in Section 5.1:

(i)            they will not take or cause to be taken any action, the purpose or effect of which is to make any Lien on any Senior Collateral that secures any Junior Obligation pari passu with or senior to, or to give any Junior Secured Party any preference or priority relative to, the Liens on the Senior Collateral securing the Senior Obligations;

(ii)           they will not contest, oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Senior Collateral by any Senior Secured Party or any other Enforcement Action taken (or any forbearance from taking any Enforcement Action) in respect of the Senior Collateral by or on behalf of any Senior Secured Party;

(iii)          they have no right to (x) direct either the Senior Representative or any other Senior Secured Party to exercise any right, remedy or power with respect to the Senior Collateral or pursuant to the Senior Security Documents in respect of the Senior Collateral or (y) consent or object to the exercise by the Senior Representative or any other Senior Secured Party of any right, remedy or power with respect to the Senior Collateral or pursuant to the Senior Security Documents with respect to the Senior Collateral or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (iii), whether as a junior lien creditor in respect of the Senior Collateral or otherwise, they hereby irrevocably waive such right);

(iv)          they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any Senior Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and no Senior Secured Party shall be liable for, any action taken or omitted to be taken by any Senior Secured Party with respect to the Senior Collateral or pursuant to the Senior Documents in respect of the Senior Collateral;

(v)           they will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon, the Senior Collateral; and

(vi)            they will not seek, and hereby waive any right, to have the Senior Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Senior Collateral.

3.3           Judgment Creditors. In the event that any Fixed Asset Secured Party becomes a judgment lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the ABL Liens and the ABL Obligations) to the same extent as all other Liens securing the Fixed Asset Obligations of such Fixed Asset Secured Party are subject to the terms of this Agreement. In the event that any ABL Secured Party becomes a judgment lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Fixed Asset Liens and the Fixed Asset Obligations) to the same extent as all other Liens securing the ABL Obligations are subject to the terms of this Agreement.

3.4           Cooperation: Sharing of Information and Access. (a) The Fixed Asset Representative, on behalf of itself and the other Fixed Asset Secured Parties represented by it, agrees that each of them shall take such actions as any ABL Representative shall reasonably request in connection with the exercise by the ABL Secured Parties of their rights set forth herein in respect of the ABL Priority Collateral. Each ABL Representative, on behalf of itself and the other ABL Secured Parties, agrees that each of them shall take such actions as the Fixed Asset Representative shall reasonably request in connection with the exercise by the Fixed Asset Secured Parties of their rights set forth herein in respect of the Fixed Asset Priority Collateral.

(b)           In the event that any ABL Representative shall, in the exercise of its rights under the ABL Security Documents or otherwise, receive possession or control of any books and Records of any Loan Party which contain information identifying or pertaining to the Fixed Asset Priority Collateral, such ABL Representative shall promptly notify the Collateral Trustees of such fact and, upon request from the Collateral Trustee and as promptly as practicable thereafter, either make available to the Collateral Trustee such books and Records for inspection and duplication or provide to the Collateral Trustee copies thereof. In the event that the Fixed Asset Representative shall, in the exercise of its rights under the applicable Fixed Asset Security Documents or otherwise, receive possession or control of any books and records of any Loan Party which contain information identifying or pertaining to any of the ABL Priority Collateral, the Fixed Asset Representative shall promptly notify the ABL Representative of such fact and, upon request from the Designated ABL Representative and as promptly as practicable thereafter, either make available to the Designated ABL Representative such books and records for inspection and duplication or provide the Designated ABL Representative copies thereof. The Fixed Asset Representative hereby irrevocably grants each ABL Representative (or its designee) a non-exclusive worldwide license or right to use, to the maximum extent permitted by applicable law and to the extent of the Fixed Asset Representative’s interest therein, exercisable without payment of royalty or other compensation, to use any of the Intellectual Property now or hereafter owned by, licensed to, or otherwise used by the Loan Parties in order for the ABL Representative (or its designee) and the ABL Secured Parties to purchase, use, market, repossess, possess, store, assemble, manufacture, process, sell, transfer, distribute .or otherwise dispose of any asset included in the ABL Priority Collateral in connection with the liquidation, disposition or realization upon the ABL Priority Collateral in accordance with the terms and conditions of the ABL Security Documents and the other ABL Documents. The Fixed Asset Representative agrees that any sale, transfer or other disposition of any of the Loan Parties’ Intellectual Property (whether by foreclosure or otherwise) will be subject to each ABL Representative’s rights as set forth in the foregoing sentence.

(c)           If the Fixed Asset Representative, or any agent or representative thereof, or any receiver, shall, after the commencement of any Enforcement Action, obtain possession or physical control of any of the Fixed Asset Priority Collateral, the Fixed Asset Representative shall promptly notify the Designated ABL Representative in writing of that fact, and the Designated ABL Representative shall, within ten Business Days thereafter, notify the Fixed Asset Representative in writing as to whether the Designated ABL Representative desires to exercise access rights under this Agreement. In addition, if any ABL Representative, or any agent or representative of any ABL Representative, or any receiver, shall obtain possession or physical control of any of the Fixed Asset Priority Collateral in connection with an Enforcement Action, then such ABL Representative shall promptly notify the Collateral Trustee that the ABL Representative is exercising its access rights under this Agreement. Upon delivery of such notice by the ABL Representative to the Collateral Trustee, the ABL Representative and Collateral Trustee shall confer in good faith to coordinate with respect to the ABL Representative’s exercise of such access rights, with such access rights to apply to any parcel or item of Fixed Asset Priority Collateral access to which is reasonably necessary to enable the ABL Representative during normal business hours to convert ABL Priority Collateral consisting of raw materials and work-in-process into saleable finished goods and/or to transport such ABL Priority Collateral to a point where such conversion can occur, to otherwise prepare ABL Priority Collateral for sale and/or to arrange or effect the sale of ABL Priority Collateral (including the conducting of auctions), all in accordance with the manner in which such matters are completed in the ordinary course of business. Consistent with the definition of “Access Period,” access rights will apply to differing parcels or items of Fixed Asset Priority Collateral at differing times, in which case, a differing Access Period will apply to each such parcel or items. During any pertinent Access Period, each ABL Representative and its agents, representatives and designees shall have an irrevocable, non-exclusive right to have access to, and a rent-free right to use, the relevant parcel or item the Fixed Asset Priority Collateral for the purposes described above. Each ABL Representative shall take proper and reasonable care under the circumstances of any Fixed Asset Priority Collateral that is used by such ABL Representative during the Access Period and repair and replace any damage (ordinary wear-and-tear excepted) caused by such ABL Representative or its agents, representatives or designees and such ABL Representative shall comply with all applicable laws in all material respects in connection with its use or occupancy or possession of the Fixed Asset Priority Collateral. Each ABL Representative shall indemnify and hold harmless the Fixed Asset Representative and the Fixed Asset Secured Parties for any injury or damage to Persons or property (ordinary wear-and-tear excepted) caused by the acts or omissions of Persons under its control; provided, however, that the ABL Representatives and the ABL Secured Parties will not be liable for any diminution in the value of Fixed Asset Priority Collateral caused by the absence of the ABL Priority Collateral therefrom. Each ABL Representative and the Collateral Trustee shall cooperate and use reasonable efforts to ensure that their activities during the Access Period as described above do not interfere materially with the activities of the other as described above, including the right of the Collateral Trustee to show the Fixed Asset Priority Collateral to prospective purchasers and to ready the Fixed Asset Priority Collateral for sale. Consistent with the definition of the term “Access Period,” if any order or injunction is issued or stay is granted or is otherwise effective by operation of law that prohibits the ABL Representative from exercising any of its rights hereunder, then the Access Period granted to any ABL Representative under this Section 3.4 shall be stayed during the period of such prohibition and shall continue thereafter for the number of days remaining as required under this Section 3.4. The Fixed Asset Representative shall not foreclose or otherwise sell, remove or dispose of any of the Fixed Asset Priority Collateral during the Access Period with respect to such Collateral if any ABL Representative (acting in good faith) informs the Collateral Trustee in writing that such Collateral is reasonably necessary to enable such ABL Representative to convert, transport or arrange to sell the ABL Priority Collateral as described above.

3.5           No Additional Rights For the Loan Parties Hereunder. Except as provided in Section 3.6 hereof, if any ABL Secured Party or Fixed Asset Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, no Loan Party shall be entitled to use such violation as a defense to any action by any ABL Secured Party or Fixed Asset Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any ABL Secured Party or Fixed Asset Secured Party.

3.6           Actions Upon Breach. (a) If any ABL Secured Party or Fixed Asset Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against any Loan Party or the Collateral, such Loan Party, with the prior written consent of the ABL Representative or the Collateral Trustee, as applicable, may interpose as a defense or dilatory plea the making of this Agreement, and any ABL Secured Party or Fixed Asset Secured Party, as applicable, may intervene and interpose such defense or plea in its or their name or in the name of such Loan Party.

(b)           Should any ABL Secured Party or Fixed Asset Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, any ABL Secured Party or Fixed Asset Secured Party (in its own name or in the name of the relevant Loan Party), as applicable, or the relevant Loan Party, may obtain relief against such ABL Secured Party or Fixed Asset Secured Party, as applicable, by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by each of the ABL Representative on behalf of each ABL Secured Party and the Fixed Asset Representative on behalf of each Fixed Asset Secured Party that is represents that (i) the ABL Secured Parties’ or Fixed Asset Secured Parties’, as applicable, damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Fixed Asset Secured Party or ABL Secured Party, as applicable, waives any defense that the Loan Parties and/or the Fixed Asset Secured Parties and/or ABL Secured Parties, as applicable, cannot demonstrate damage and/or be made whole by the awarding of damages.

Section 4.           Application of Proceeds of Senior Collateral; Dispositions and Releases of Lien; Notices and Insurance.

4.1           Application of Proceeds.

(a)           Application of Proceeds of Senior Collateral. The Senior Representative and Junior Representative hereby agree that all Senior Collateral and all Proceeds thereof received by either of them in connection with any Enforcement Action or any other collection, sale, disposition or other transfer of Senior Collateral (regardless of whether an Insolvency Proceeding has been commenced by or against any Loan Party) shall be applied, first, to the payment of costs and expenses (including reasonable attorneys' fees and expenses and court costs) of the Senior Representative in connection with such Enforcement Action or other collection, sale, disposition or other transfer, second, to the payment of the Senior Obligations in accordance with the Senior Documents (including any separate intercreditor agreement among any Senior Secured Parties or their representatives including in the case of the Fixed Asset Secured Parties, the Collateral Trust Agreement) until the Senior Obligations Payment Date, third, to the payment of the Junior Obligations, to the extent such Senior Collateral also constitutes Junior Collateral, in accordance with the Junior Documents (including any separate intercreditor agreement among the Junior Secured Parties or their representatives), and fourth, the balance, if any, to the Loan Parties or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

All Proceeds of any sale of a Loan Party as a whole, or substantially all of the assets of any Loan Party, or any sale where ABL Priority Collateral and Fixed Asset Priority Collateral are sold together as a combined pool of assets, where the consideration received is not allocated by type of asset, in connection with or resulting from any Enforcement Action or any other collection, sale, disposition or other transfer of Collateral, and whether or not pursuant to an Insolvency Proceeding, shall be distributed as follows under clause “second” above: first to the Designated ABL Representative for application to the ABL Obligations in accordance with the terms of the ABL Documents (including any separate intercreditor agreement among the ABL Secured Parties or their representatives), up to the amount of the greater of (x) the fair market value of and (y) the current book value of, in each case, the ABL Priority Collateral disposed of in such sale or owned by such Loan Party (in the case of a sale of such Loan Party as a whole), and second to the Collateral Trustee for application to the Fixed Asset Obligations in accordance with the terms of the Fixed Asset Documents (including any separate intercreditor agreement among Fixed Asset Secured Parties or their representatives, including the Collateral Trust Agreement) to the extent such Proceeds exceed the book value of the ABL Priority Collateral.

(b)            Limited Obligation or Liability. In exercising remedies, whether as a secured creditor or otherwise, the Senior Representative shall have no obligation or liability to the Junior Representative or to any Junior Secured Party, regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each party under the terms of this Agreement.

(c)            Segregation of Collateral. Until the occurrence of the Senior Obligations Payment Date, any Senior Collateral that may be received by any Junior Secured Party in violation of this Agreement shall, to the extent practicable and in accordance with its normal practices, be segregated and held in trust and promptly paid over to the Designated Senior Representative, for the benefit of the Senior Secured Parties, in the same form as received, with any necessary endorsements, and each Junior Secured Party hereby authorizes the Designated Senior Representative to make any such endorsements as agent for the Junior Representative (which authorization, being coupled with an interest, is irrevocable).

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4.2            Releases of Liens . (a) (i) Upon any release, sale or disposition of ABL Priority Collateral permitted pursuant to the terms of the ABL Documents that results in the release of the ABL Lien (other than release of the ABL Lien due to the occurrence of the ABL Obligations Payment Date, and any release of the ABL Lien after the occurrence and during the continuance of any event of default under any Fixed Asset Document) on any ABL Priority Collateral, the Fixed Asset Lien on such ABL Priority Collateral (excluding any portion of the proceeds of such ABL Priority Collateral remaining after the ABL Obligations Payment Date occurs) shall be automatically and unconditionally released with no further consent or action of any Person so long as such release, sale or disposition of ABL Priority Collateral is permitted pursuant to the terms of the Fixed Asset Documents.

(ii)            Upon any release, sale or disposition of ABL Priority Collateral pursuant to any Enforcement Action that results in the release of the ABL Lien (other than release of the ABL Lien due to the occurrence of the ABL Obligations Payment Date) on any ABL Priority Collateral, the Fixed Asset Lien on such ABL Priority Collateral (excluding any portion of the proceeds of such ABL Priority Collateral remaining after the ABL Obligations Payment Date occurs) shall be automatically and unconditionally released with no further consent or action of any Person so long as the proceeds of such ABL Priority Collateral are applied in accordance with Section 4.1(a) (with, in the case of ABL Obligations consisting of debt of a revolving nature, a corresponding permanent reduction in the commitments thereto).

(iii)            The Fixed Asset Representative shall promptly execute and deliver such release documents and instruments and shall take such further actions as the Designated ABL Representative or the Borrower shall reasonably request in writing to evidence any release of the Fixed Asset Lien described herein. The Fixed Asset Representative hereby appoints the Designated ABL Representative and any officer or duly authorized person of the Designated ABL Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Fixed Asset Representative and in the name of the Fixed Asset Representative or in the Designated ABL Representative’s own name, from time to time, in the ABL Representative’s sole discretion, for the purposes of carrying out the terms of this Section 4.2, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this Section 4.2, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

(b)            (i) Upon any release, sale or disposition of Fixed Asset Priority Collateral permitted pursuant to the terms of the Fixed Asset Documents that results in the release of all Fixed Asset Liens (other than release of Fixed Asset Liens due to the occurrence of the Fixed Asset Obligations Payment Date, and any release of the Fixed Asset Liens after the occurrence and during the continuance of any event of default under the ABL Agreement) on any Fixed Asset Priority Collateral, the ABL Lien on such Fixed Asset Priority Collateral (excluding any portion of the proceeds of such Fixed Asset Priority Collateral remaining after the Fixed Asset Obligations Payment Date occurs) shall be automatically and unconditionally released with no further consent or action of any Person so long as such release, sale or disposition of Fixed Asset Priority Collateral is permitted pursuant to the terms of the ABL Documents.

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(ii)            Upon any release, sale or disposition of Fixed Asset Priority Collateral pursuant to any Enforcement Action that results in the release of the Fixed Asset Lien (other than release of the Fixed Asset Lien due to the occurrence of the Fixed Asset Obligations Payment Date) on any Fixed Asset Priority Collateral, the ABL Lien on such Fixed Asset Priority Collateral (excluding any portion of the proceeds of such Fixed Asset Priority Collateral remaining after the Fixed Asset Obligations Payment Date occurs) shall be automatically and unconditionally released with no further consent or action of any Person so long as the proceeds of such Fixed Asset Priority Collateral are applied in accordance with Section 4.1(a) (with, in the case of Fixed Asset Obligations consisting of debt of a revolving nature, a corresponding permanent reduction in the commitments thereto).

(iii)            Each ABL Representative shall promptly execute and deliver such release documents and instruments and shall take such further actions as the Fixed Asset Representative or the Borrower shall reasonably request in writing to evidence any release of the ABL Lien described herein. The ABL Representative hereby appoints the Collateral Trustee and any officer or duly authorized person of the Collateral Trustee, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the ABL Representative and in the name of the ABL Representative or in the Collateral Trustee’s own name, from time to time, in the Collateral Trustee’s sole discretion, for the purposes of carrying out the terms of this Section 4.2, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this Section 4.2, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

4.3            Certain Real Property Notices: Insurance . (a) The Fixed Asset Representative shall give the Designated ABL Representative at least 30 days' notice prior to it commencing any Enforcement Action against any Real Property (including, for the avoidance of doubt, the commencement of any action against title insurance policies) owned by any Loan Party at which ABL Priority Collateral is stored or otherwise located or to dispossess any Loan Party from such Real Property.

(b)            Proceeds of Collateral include insurance proceeds and therefore the Lien Priority shall govern the ultimate disposition of casualty insurance proceeds. Each ABL Representative and the Fixed Asset Representative shall be named as additional insureds and lender loss payees with respect to all insurance policies relating to Collateral, to the extent required pursuant to the terms of the Debt Documents. Each ABL Representative shall have the sole and exclusive right, as against the Fixed Asset Representative, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of ABL Priority Collateral. The Fixed Asset Representative shall have the sole and exclusive right, as against the ABL Representative, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of Fixed Asset Priority Collateral. All proceeds of such insurance shall be remitted to the Designated ABL Representative or the Collateral Trustee, as the case may be, and the Fixed Asset Representative and ABL Representative shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds in accordance with Section 4.1.

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Section 5.           Insolvency Proceedings.

5.1           Filing of Motions . Until the Senior Obligations Payment Date has occurred, the Junior Representative agrees on behalf of itself and the other Junior Secured Parties that no Junior Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any of the Senior Collateral, including, without limitation, with respect to the determination of any Liens or claims held by the Senior Representative (including the validity and enforceability thereof) or any other Senior Secured Party in respect of any Senior Collateral or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise; provided that the Junior Representative may (i) file a proof of claim in an Insolvency Proceeding, and (ii) file any necessary responsive or defensive pleadings in opposition of any motion or other pleadings made by any Person seeking the disallowance of the claims of the Junior Secured Parties on the Senior Collateral, subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on the Junior Representative imposed hereby.

5.2           Financing Matters . (a) If any Loan Party becomes subject to any Insolvency Proceeding in the United States at any time prior to the ABL Obligations Payment Date, and if any ABL Representative or the other ABL Secured Parties desire to consent (or not object) to the use of cash collateral under the Bankruptcy Code or to provide financing to any Loan Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Loan Party by any third party (any such financing, “ABL DIP Financing”‘), then the Fixed Asset Representative agrees, on behalf of itself and the other Fixed Asset Secured Parties that it represents, that each Fixed Asset Secured Party (i) (x) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such ABL DIP Financing on the grounds of a failure to provide “adequate protection” for the Fixed Asset Representative’s Lien on the Collateral to secure the Fixed Asset Obligations or on any other grounds and (y) will not request any adequate protection solely as a result of such ABL DIP Financing except as set forth in Section 5.4 below and (ii) will subordinate (and will be deemed hereunder to have subordinated) the Fixed Asset Liens and any adequate protection liens granted to any Fixed Asset Secured Party related thereto on any ABL Priority Collateral (A) to such ABL DIP Financing on the same terms as the ABL Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (B) to any adequate protection provided to the ABL Secured Parties and (C) to any “carve-out” agreed to by the ABL Representative or the other ABL Secured Parties, so long as (x) the Fixed Asset Representative retains its Lien on the Collateral to secure the Fixed Asset Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the Bankruptcy Code) and, as to the Fixed Asset Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the Bankruptcy Code and any Lien securing such ABL DIP Financing is junior and subordinate to the Lien of the Fixed Asset Representative on the Fixed Asset Priority Collateral, (y) all Liens on ABL Priority Collateral securing any such ABL DIP Financing shall be senior to or on a parity with the Liens of the ABL Representative and the ABL Lenders securing the ABL Obligations on ABL Priority Collateral and (z) if any ABL Representative receives a replacement or adequate protection Lien on post-petition assets of the debtor to secure the ABL Obligations, and such replacement or adequate protection Lien is on any of the Fixed Asset Priority Collateral, (1) such replacement or adequate protection Lien on such post-petition assets which are part of the Fixed Asset Priority Collateral (the “Fixed Asset Post-Petition Assets”) is junior and subordinate to the Lien in favor of the Fixed Asset Representative on the Fixed Asset Priority Collateral and (2) the Fixed Asset Representative also receives a replacement or adequate protection Lien on such Fixed Asset Post-Petition Assets of the debtor to secure the Fixed Asset Obligations. In no event will any of the ABL Secured Parties seek to obtain a priming Lien on any of the Fixed Asset Priority Collateral and nothing contained herein shall be deemed to be a consent by any Fixed Asset Secured Party to any adequate protection payments using Fixed Asset Priority Collateral.

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(b)            If any Loan Party becomes subject to any Insolvency Proceeding in the United States at any time prior to the Fixed Asset Obligations Payment Date, and if the Fixed Asset Representative or the other Fixed Asset Secured Parties desire to consent (or not object) or to provide financing to any Loan Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Loan Party by any third party (any such financing, “Fixed Asset DIP Financing”), then each ABL Representative agrees, on behalf of itself and the other ABL Secured Parties, that each ABL Secured Party it represents (i) (x) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to such Fixed Asset DIP Financing on the grounds of a failure to provide “adequate protection” for such ABL Representative’s Lien on the Collateral to secure the ABL Obligations or on any other grounds and (y) will not request any adequate protection solely as a result of such Fixed Asset DIP Financing except as set forth in Section 5.4 below and (ii) will subordinate (and will be deemed hereunder to have subordinated) the ABL Liens on any Fixed Asset Priority Collateral (A) to such Fixed Asset DIP Financing on the same terms as any Fixed Asset Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (B) to any adequate protection provided to any Fixed Asset Secured Parties and (C) to any “carve-out” agreed to by the Fixed Asset Representative or the other Fixed Asset Secured Parties, so long as (x) the ABL Representative retains its Lien on the Collateral to secure the ABL Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the Bankruptcy Code) and, as to the ABL Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the Bankruptcy Code and any Lien securing such Fixed Asset DIP Financing is junior and subordinate to the Lien of the ABL Representative on the ABL Priority Collateral, (y) all Liens on Fixed Asset Priority Collateral securing any such Fixed Asset DIP Financing shall be senior to or on a parity with the Liens of the Fixed Asset Representative and the Fixed Asset Secured Parties securing the Fixed Asset Obligations on Fixed Asset Priority Collateral and (z) if the Fixed Asset Representative receives a replacement or adequate protection Lien on post-petition assets of the debtor to secure the Fixed Asset Obligations, and such replacement or adequate protection Lien is on any of the ABL Priority Collateral, (1) such replacement or adequate protection Lien on such post-petition assets which are part of the ABL Priority Collateral (the “ABL Post-Petition Assets”) is junior and subordinate to the Lien in favor of the ABL Representative on the ABL Priority Collateral and (2) the ABL Representative also receives a replacement or adequate protection Lien on such ABL Post-Petition Assets of the debtor to secure the ABL Obligations. In no event will any of the Fixed Asset Secured Parties seek to obtain a priming Lien on any of the ABL Priority Collateral, and nothing contained herein shall be deemed to be a consent by the ABL Secured Parties to any adequate protection payments using ABL Priority Collateral. In addition, nothing contained herein shall be deemed to be a consent by any of the ABL Secured Parties to the use of cash collateral under the Bankruptcy Code, and any use of such cash collateral shall require the prior written consent of the ABL Representative.

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(c)            All Liens granted to the Fixed Asset Representative or any ABL Representative in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended to be and shall be deemed to be subject to the Lien Priority and the other terms and conditions of this Agreement.

5.3            Relief From the Automatic Stay . Until the ABL Obligations Payment Date, the Fixed Asset Representative agrees, on behalf of itself and the other Fixed Asset Secured Parties that it represents, that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any ABL Priority Collateral, without the prior written consent of the Designated ABL Representative. Until the Fixed Asset Obligations Payment Date, each ABL Representative agrees, on behalf of itself and the other ABL Secured Parties that it represents, that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Fixed Asset Priority Collateral, without the prior written consent of the Collateral Trustee. In addition, neither the Fixed Asset Representative nor the ABL Representatives shall seek any relief from the automatic stay with respect to any Collateral without providing 10 days’ prior written notice to the other representatives, unless otherwise agreed by the Designated ABL Representative and the Collateral Trustee.

5.4            Adequate Protection . (a) The Fixed Asset Representative, on behalf of itself and the other Fixed Asset Secured Parties that it represents, agrees that, prior to the ABL Obligations Payment Date, so long as the ABL Representatives and the other ABL Secured Parties comply with Section 5.4(b), none of them shall object to, contest, or support any other Person objecting to or contesting, (i) any request by any ABL Representative or the other ABL Secured Parties for adequate protection of its interest in the Collateral or any adequate protection provided to any ABL Representative or the other ABL Secured Parties, (ii) any objection by any ABL Representative or any other ABL Secured Parties to any motion, relief, action or proceeding based on a claim of a lack of adequate protection in the Collateral or (iii) the payment of interest, fees, expenses or other amounts to any ABL Representative or any other ABL Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise; provided that any action described in the foregoing clauses (i) and (ii) does not violate Section 5.2. The Fixed Asset Representative, on behalf of itself and the other Fixed Asset Secured Parties that it represents, further agrees that, prior to the ABL Obligations Payment Date, none of them shall assert or enforce any claim under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise that is senior to or on a parity with the ABL Liens for costs or expenses of preserving or disposing of any ABL Priority Collateral. Notwithstanding anything to the contrary set forth in this Section and in Section 5.2(a)(i)(v), but subject to all other provisions of this Agreement (including, without limitation, Section 5.2(a)(i)(x) and Section 5.3), in any Insolvency Proceeding, if the ABL Secured Parties (or any subset thereof) are granted adequate protection consisting of additional collateral that constitutes ABL Priority Collateral (with replacement liens on such additional collateral) and superpriority claims in connection with any ABL DIP Financing or use of cash collateral, and the ABL Secured Parties do not object to the adequate protection being provided to them, then in connection with any such ABL DIP Financing or use of cash collateral the Fixed Asset Representative, on behalf of itself and any of the Fixed Asset Secured Parties that is represents, may, as adequate protection of their interests in the ABL Priority Collateral, seek or accept (and ABL Representatives and the ABL Secured Parties shall not object to) adequate protection consisting solely of (x) a replacement Lien on the same additional collateral, subordinated to the Liens securing the ABL Obligations and such ABL DIP Financing on the same basis as the other Fixed Asset Liens on the ABL Priority Collateral are so subordinated to the ABL Obligations under this Agreement and (y) superpriority claims junior in all respects to the superpriority claims granted to the ABL Secured Parties, provided, however, that the Fixed Asset Representative shall have irrevocably agreed, pursuant to Section 1129(a)(9) of the Bankruptcy Code, on behalf of itself and the Fixed Asset Secured Parties that it represents, in any stipulation and/or order granting such adequate protection, that such junior superpriority claims may be paid under any plan of reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such claims. Without limiting the foregoing, no Fixed Asset Secured Party shall directly or indirectly support, and shall affirmatively object on the record to, any proposed use of ABL Priority Collateral (including cash collateral) to which the ABL Representative objects. Notwithstanding anything to the contrary herein, all Proceeds of adequate protection liens and all other adequate protection payments received by any Fixed Asset Secured Party shall be subject to application in turnover pursuant to Section 4.1(c).

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(b)            Each ABL Representative, on behalf of itself and the other ABL Secured Parties that it represents, agrees that, prior to the Fixed Asset Obligations Payment Date, so long as the Fixed Asset Representative and the other Fixed Asset Secured Parties comply with Section 5.4(a), none of them shall object to, contest, or support any other Person objecting to or contesting, (i) any request by the Fixed Asset Representative or the other Fixed Asset Secured Parties for adequate protection of its interest in the Collateral or any adequate protection provided to the Fixed Asset Representative or the other Fixed Asset Secured Parties, (ii) any objection by the Fixed Asset Representative or any other Fixed Asset Secured Parties to any motion, relief, action or proceeding based on a claim of a lack of adequate protection in the Collateral or (iii) the payment of interest, fees, expenses or other amounts to the Fixed Asset Representative or any other Fixed Asset Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise; provided that any action described in the foregoing clauses (i) and (ii) does not violate Section 5.2. The ABL Representative, on behalf of itself and the other ABL Secured Parties, further agrees that, prior to the Fixed Asset Obligations Payment Date, none of them shall assert or enforce any claim under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise that is senior to or on a parity with the Fixed Asset Liens for costs or expenses of preserving or disposing of any Fixed Asset Priority Collateral. Notwithstanding anything to the contrary set forth in this Section and in Section 5.2(b)(i)(v), but subject to all other provisions of this Agreement (including, without limitation, Section 5.2(b)(i)(x) and Section 5.3), in any Insolvency Proceeding, if the Fixed Asset Secured Parties (or any subset thereof) are granted adequate protection consisting of additional collateral that constitutes Fixed Asset Priority Collateral (with replacement liens on such additional collateral) and superpriority claims in connection with any Fixed Asset DIP Financing or use of cash collateral, and the Fixed Asset Secured Parties do not object to the adequate protection being provided to them, then in connection with any such Fixed Asset DIP Financing or use of cash collateral each ABL Representative, on behalf of itself and any of the ABL Secured Parties that it represents, may, as adequate protection of their interests in the Fixed Asset Priority Collateral, seek or accept (and neither the Fixed Asset Representative nor any Fixed Asset Secured Party shall object to) adequate protection consisting solely of (x) a replacement Lien on the same additional collateral, subordinated to the Liens securing the Fixed Asset Obligations on the same basis as the other ABL Liens on the Fixed Asset Priority Collateral are so subordinated to the Fixed Asset Liens under this Agreement and (y) superpriority claims junior in all respects to such superpriority claims granted to the Fixed Asset Secured Parties, provided, however, that each ABL Representative shall have irrevocably agreed, pursuant to Section 1129(a)(9) of the Bankruptcy Code, on behalf of itself and the ABL Secured Parties that it represents, in any stipulation and/or order granting such adequate protection, that such junior superpriority claims may be paid under any plan of reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such claims.

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5.5            Avoidance Issues. If any Senior Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Loan Party, because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise (including pursuant to any settlement entered into by an ABL Secured Party or a Fixed Asset Secured Party in its discretion), then the Senior Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Obligations Payment Date shall be deemed not to have occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The Junior Secured Parties agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

5.6            Asset Dispositions in an Insolvency Proceeding . Neither any Junior Representative nor any other Junior Secured Party shall, in an Insolvency Proceeding or otherwise, oppose any sale or disposition of any Senior Collateral that is supported by the Senior Secured Parties, and the Junior Representative and each other Junior Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale of any Senior Collateral supported by the Senior Secured Parties and to have released their Junior Liens on such assets, provided that this Section 5.6 shall not apply to any case of a sale or disposition of Real Property unless the ABL Representative has received at least 90 days prior notice of the consummation of any such sale.

5.7            Other Matters . To the extent that any Senior Representative or any Senior Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of the Collateral on which it has a Junior Lien, such Senior Representative agrees, on behalf of itself and the other Senior Secured Parties, not to assert any of such rights without the prior written consent of the Junior Representative; provided that if requested by the Junior Representative, such Senior Representative shall timely exercise such rights in the manner requested by the Junior Representative, including any rights to payments in respect of such rights.

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5.8            Effectiveness in Insolvency Proceedings . This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding.

Section 6.           Fixed Asset Documents and ABL Documents.

(a)            Each Loan Party and the Fixed Asset Representative, on behalf of itself and the Fixed Asset Secured Parties that it represents, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the Fixed Asset Documents in violation of this Agreement.

(b)            Each Loan Party and each ABL Representative, on behalf of itself and the ABL Secured Parties that it represents, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the ABL Documents in violation of this Agreement.

(c)            In the event the Senior Representative enters into any amendment, waiver or consent in respect of any of the Senior Security Documents which is not materially adverse to the Junior Secured Parties for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Security Document or changing in any manner the rights of any parties thereunder, in each case solely with respect to any Senior Collateral, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Security Document without the consent of or action by any Junior Secured Party (with all such amendments, waivers and modifications subject to the terms hereof); provided that, (i) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Junior Security Document, except to the extent that a release of such Lien is required by Section 4.2, (ii) any such amendment, waiver or consent that materially and adversely affects the rights of the Junior Secured Parties and does not affect the Senior Secured Parties in a like or similar manner shall not apply to the Junior Security Documents without the consent of the Junior Representative, (iii) no such amendment, waiver or consent with respect to any provision applicable to the Junior Representative under the Junior Documents shall be made without the prior written consent of the Junior Representative, (iv) notice of such amendment, waiver or consent shall be given to the Junior Representative no later than 30 days after its effectiveness, provided that the failure to give such notice shall not affect the effectiveness and validity thereof and (v) such amendment, waiver or modification to the applicable Junior Security Documents shall be approved by the Borrower in writing.

Section 7.           Purchase Options.

7.1            Notice of Exercise. (a) Upon the occurrence and during the continuance of an “Event of Default” under the ABL Documents, if such Event of Default remains uncured or unwaived for at least sixty (60) consecutive days and the requisite ABL Lenders have not agreed to forbear from the exercise of remedies (or, if earlier, within five (5) Business Days after the Designated ABL Representative notifies the Fixed Asset Representative that it shall exercise remedies), all or a portion of the Fixed Asset Senior Secured Creditors, acting as a single group, shall have the option at any time upon five (5) Business Days’ prior written notice to the ABL Representative to purchase all of the ABL Obligations from the ABL Secured Parties. Such notice from such Fixed Asset Secured Creditors to the ABL Representative shall be irrevocable.

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(b)            Upon the occurrence and during the continuance of an “Event of Default” under the Fixed Asset Documents, if such Event of Default remains uncured or unwaived for at least sixty (60) consecutive days and the Collateral Trustee has not agreed to forbear from the exercise of remedies (or, if earlier, within five (5) Business Days after the Collateral Trustee notifies each ABL Representative that it shall exercise remedies), all or a portion of the ABL Creditors, acting as a single group, shall have the option at any time upon five (5) Business Days’ prior written notice to the Collateral Trustee to purchase all of the Fixed Asset Obligations from the Fixed Asset Secured Parties. Such notice from such ABL Creditors to the Collateral Trustee shall be irrevocable.

7.2            Purchase and Sale . (a) On the date specified by the relevant Fixed Asset Secured Parties in the notice contemplated by Section 7.1(a) above (which shall not be less than five (5) Business Days, nor more than twenty (20) calendar days, after the receipt by each ABL Representative of the notice of the relevant Fixed Asset Secured Parties’ election to exercise such option), the ABL Lenders shall sell to the relevant Fixed Asset Secured Parties, and the relevant Fixed Asset Secured Parties shall purchase from the ABL Lenders, the ABL Obligations, provided that, each ABL Representative and the ABL Secured Parties shall retain all rights to be indemnified or held harmless by the Loan Parties in accordance with the terms of the ABL Documents but shall not retain any rights to the security therefor.

(b)            On the date specified by the relevant ABL Creditors in the notice contemplated by Section 7.1(b) above (which shall not be less than five (5) Business Days, nor more than twenty (20) calendar days, after the receipt by Collateral Trustee of the notice of the relevant ABL Creditor’s election to exercise such option), the Fixed Asset Secured Parties shall sell to the relevant ABL Creditors, and the relevant ABL Creditors shall purchase from the Fixed Asset Secured Parties, the Fixed Asset Obligations, provided that, the Collateral Trustee and the Fixed Asset Secured Parties shall retain all rights to be indemnified or held harmless by the Loan Parties in accordance with the terms of the Fixed Asset Documents but shall not retain any rights to the security therefor.

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7.3            Payment of Purchase Price . Upon the date of such purchase and sale, the relevant Fixed Asset Secured Parties or the relevant ABL Creditors, as applicable, shall (a) pay to the Designated ABL Representative for the benefit of the ABL Creditors (with respect to a purchase of the ABL Obligations) or to the Collateral Trustee for the benefit of the Fixed Asset Secured Parties (with respect to a purchase of the Fixed Asset Obligations) as the purchase price therefor the full amount of all the ABL Obligations or Fixed Asset Obligations, as applicable, then outstanding and unpaid (including principal, interest, fees and expenses, including reasonable attorneys’ fees and legal expenses but specifically excluding any prepayment premium, termination or similar fees), (b) furnish cash collateral to each ABL Representative or the Collateral Trustee, as applicable, in a manner and in such amounts as the ABL Representative or the Collateral Trustee, as applicable, determines is reasonably necessary to secure either, as applicable (x) the ABL Representative, the ABL Secured Parties, letter of credit issuing banks and applicable affiliates in connection with any issued and outstanding letters of credit, hedging obligations and cash management obligations secured by the ABL Documents, in each case constituting ABL Obligations owing to ABL Secured Parties represented by it or (y) the Collateral Trustee, the Fixed Asset Secured Parties, letter of credit issuing banks and applicable affiliates in connection with any issued and outstanding letters of credit, hedging obligations and cash management obligations secured by the Fixed Asset Documents, in each case constituting Fixed Asset Obligations owing to Fixed Asset Secured Parties represented by it, (c) agree to reimburse either, as applicable (x) each ABL Representative, the ABL Secured Parties and letter of credit issuing banks for any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) in connection with any commissions, fees, costs or expenses related to any issued and outstanding letters of credit as described above, ACH transfers and any checks or other payments provisionally credited to the ABL Obligations, and/or as to which each ABL Representative has not yet received final payment or (y) the Collateral Trustee, the Fixed Asset Secured Parties and letter of credit issuing banks for any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) in connection with any commissions, fees, costs or expenses related to any issued and outstanding letters of credit as described above, ACH transfers and any checks or other payments provisionally credited to the Fixed Asset Obligations, and/or as to which each Fixed Asset Representative has not yet received final payment, (d) agree to reimburse the ABL Secured Parties or the Fixed Asset Secured Parties, as applicable, and with respect to a purchase of the ABL Obligations letter of credit issuing banks, in respect of indemnification obligations of the Loan Parties under the ABL Documents or the Fixed Asset Documents, as applicable, as to matters or circumstances known to the ABL Representative or the Fixed Asset Representative, as applicable, at the time of the purchase and sale which would reasonably be expected to result in any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) to the ABL Secured Parties, the Fixed Asset Secured Parties or letter of credit issuing banks, as applicable, and (e) agree to indemnify and hold harmless the ABL Secured Parties or the Fixed Asset Secured Parties, as applicable, and with respect to a purchase of the ABL Obligations letter of credit issuing banks, from and against any loss, liability, claim, damage or expense (including reasonable fees and expenses of legal counsel) arising out of any claim asserted by a third party in respect of the ABL Obligations or the Fixed Asset Obligations, as applicable, as a direct result of any acts by any Fixed Asset Secured Party or any ABL Secured Party, as applicable, occurring after the date of such purchase provided that neither the Trurstee (as defined in the Collateral Trust Agreement) nor the Collateral Trustee shall indemnify any other Person pursuant to this clause (e). Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account as the Designated ABL Representative or the Collateral Trustee, as applicable, may designate in writing for such purpose.

7.4            Limitation on Representations and Warranties . Such purchase shall be expressly made without representation or warranty of any kind by any selling party (or any ABL Representative or the Fixed Asset Representative, as applicable) and without recourse of any kind, except that the selling party shall represent and warrant: (a) the amount of the ABL Obligations or Fixed Asset Obligations, as applicable, being purchased from it, (b) that such ABL Secured Party or Fixed Asset Secured Party, as applicable, or the Borrower own the ABL Obligations or Fixed Asset Obligations, as applicable, free and clear of any Liens or encumbrances and (c) that such ABL Secured Party or Fixed Asset Secured Party, as applicable, has the right to assign such ABL Obligations or Fixed Asset Obligations, as applicable, and the assignment is duly authorized.

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Section 8.           Reliance; Waivers; etc.

8.1            Reliance . The ABL Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The Fixed Asset Representative, on behalf of it itself and the other Fixed Asset Secured Parties that it represents, expressly waives all notice of the acceptance of and reliance on this Agreement by the ABL Representative and the other ABL Secured Parties. The Fixed Asset Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The ABL Representative, on behalf of itself and the other ABL Secured Parties, expressly waives all notices of the acceptance of and reliance on this Agreement by the Fixed Asset Representative and the other Fixed Asset Secured Parties.

8.2            No Warranties or Liability . The Fixed Asset Representative and the ABL Representative acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any other ABL Document or any Fixed Asset Document. Except as otherwise provided in this Agreement, the Fixed Asset Representative and the ABL Representative will be entitled to manage and supervise the respective extensions of credit to any Loan Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

8.3            No Waivers . No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Loan Party with the terms and conditions of any of the ABL Documents or the Fixed Asset Documents.

Section 9.      Obligations Unconditional . All rights, interests, agreements and obligations hereunder of the Senior Representative and the Senior Secured Parties in respect of any Collateral and the Junior Representative and the Junior Secured Parties in respect of such Collateral shall remain in full force and effect regardless of:

(a)            any lack of validity or enforceability of any Senior Document or any Junior Document and regardless of whether the Liens of the Senior Representative and Senior Secured Parties are not perfected or are voidable for any reason;

(b)            any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Obligations or Junior Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof or any refinancing, whether by course of conduct or otherwise, of the terms of any Senior Document or any Junior Document;

(c)            any exchange, release or lack of perfection of any Lien on any Collateral or any other asset, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or Junior Obligations or any guarantee thereof;

(d)            the commencement of any Insolvency Proceeding in respect of any Loan Party; or

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(e)            any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of any Secured Obligation or of any Junior Secured Party in respect of this Agreement,

Section 10.         Miscellaneous.

10.1         Rights of Subrogation . The Fixed Asset Representative, for and on behalf of itself and the Fixed Asset Secured Parties that it represents, agrees that no payment to any ABL Representative or any ABL Secured Party pursuant to the provisions of this Agreement shall entitle the Fixed Asset Representative or any Fixed Asset Secured Party to exercise any rights of subrogation in respect thereof until the ABL Obligations Payment Date. Following the ABL Obligations Payment Date, each ABL Representative agrees to execute such documents, agreements, and instruments as the Fixed Asset Representative or any Fixed Asset Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Obligations resulting from payments to such ABL Representative by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Representative are paid by such Person upon request for payment thereof. Each ABL Representative, for and on behalf of itself and the ABL Secured Parties that it represents, agrees that no payment to the Fixed Asset Representative or any Fixed Asset Secured Party pursuant to the provisions of this Agreement shall entitle such ABL Representative or any ABL Secured Party to exercise any rights of subrogation in respect thereof until the Fixed Asset Obligations Payment Date. Following the Fixed Asset Obligations Payment Date, the Fixed Asset Representative agrees to execute such documents, agreements, and instruments as the ABL Representative or any ABL Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Fixed Asset Obligations resulting from payments to the Fixed Asset Representative by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the Fixed Asset Representative are paid by such Person upon request for payment thereof.

10.2         Further Assurances . Each of the Fixed Asset Representative and the ABL Representative will, at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the other party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable each ABL Representative or the Fixed Asset Representative to exercise and enforce its rights and remedies hereunder; provided, however, that no party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 10.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 10.2.

10.3         Conflicts . In the event of any conflict between the provisions of this Agreement and the provisions of any ABL Document or any Fixed Asset Document, the provisions of this Agreement shall govern; provided, however, that solely among the Fixed Asset Secured Parties the Collateral Trust Agreement shall govern in the event of any conflict.

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10.4         Continuing Nature of Provisions . Subject to Section 5.5, this Agreement shall continue to be effective, and shall not be terminable by any party hereto, until the earlier of (i) the ABL Obligations Payment Date and (ii) the Fixed Asset Obligations Payment Date; provided that if a Replacement ABL Agreement or Additional Fixed Asset Document, as applicable, is entered into following such termination, the relevant Secured Parties agree to, upon the request of any Loan Party, restore this Agreement on the terms and conditions set forth herein until the earlier to occur of the next following ABL Obligations Payment Date or Fixed Asset Obligations Payment Date. This is a continuing agreement and the ABL Secured Parties and the Fixed Asset Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, any Loan Party on the faith hereof. In furtherance of the foregoing:

(a)           Upon receipt of a notice from the Loan Parties stating that the Loan Parties (or any of them) have entered into a Replacement ABL Agreement (which notice shall include the identity of the new ABL Representative, if applicable), the Fixed Asset Representative shall promptly (i) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Loan Parties or the new ABL Representative shall reasonably request in order to provide to the new ABL Representative or the applicable new ABL Secured Parties the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement, (ii) deliver to the new ABL Representative any ABL Priority Collateral held by it, together with any necessary endorsements (or otherwise allow the new ABL Representative to obtain control of such ABL Priority Collateral), and (iii) take such other actions as the Loan Parties or the new ABL Representative may reasonably request to provide the new ABL Representative or the applicable ABL Creditors the benefits of this Agreement. The new ABL Representative shall agree in a writing addressed to the Fixed Asset Representative to be bound by the terms of this Agreement, and

(b)           Upon receipt of a notice from the Loan Parties stating that the Loan Parties (or any of them) have entered into an Additional Fixed Asset Document (which notice shall include the identity of the new Fixed Asset Representative, if applicable), the ABL Representative shall promptly (i) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Loan Parties or the new Fixed Asset Representative shall reasonably request in order to provide to the new Fixed Asset Representative or the applicable new Fixed Asset Secured Parties the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement, (ii) deliver to the new Fixed Asset Representative any Fixed Asset Priority Collateral held by it together with any necessary endorsements (or otherwise allow the new Fixed Asset Representative to obtain control of such Fixed Asset Priority Collateral), and (iii) take such other actions as the Loan Parties or the new Fixed Asset Representative may reasonably request to provide the new Fixed Asset Representative or the applicable Fixed Asset Secured Parties the benefits of this Agreement. The new Fixed Asset Representative shall agree in a writing addressed to the ABL Representative to be bound by the terms of this Agreement.

10.5        Amendments; Waivers . (a) No amendment or modification of or supplement to any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by the ABL Representative and the Fixed Asset Representative, and, in the cases of amendments or modifications of or supplements to this Agreement that directly or indirectly affect the rights or duties of any Loan Party, including amendments or modifications of Sections 2.6(b), 3.5, 3.6, 4.2, 6, 10.4, 10.5, 10.7 or 10.8 that indirectly or directly affect the rights or duties of any Loan Party, such Loan Party.

33

(b)           It is understood that the ABL Representative and the Fixed Asset Representative, without the consent of any other ABL Secured Party or Fixed Asset Secured Party, may in their discretion determine that a supplemental agreement (which may take the form of an amendment and restatement of this Agreement) is necessary or appropriate to facilitate having additional indebtedness or other obligations (“Additional Debt”) of any of the Loan Parties become ABL Obligations or Fixed Asset Obligations, as the case may be, under this Agreement, which supplemental agreement shall specify whether such Additional Debt constitutes ABL Obligations or Fixed Asset Obligations, provided, that such Additional Debt is permitted to be incurred by the ABL Agreement and each Fixed Asset Document then extant, and is permitted by such agreements to be subject to the provisions of this Agreement as ABL Obligations or Fixed Asset Obligations, as applicable.

(c)        Additional Debt Documents.      (1) To the extent, but only to the extent, permitted by the provisions of the ABL Documents and the Fixed Asset Documents, the Borrowers may incur or issue and sell one or more series or classes of Indebtedness under credit agreements, debt facilities, indentures and/or commercial paper facilities that the Company designates as an Additional ABL Agreement. In order to so designate any credit agreements, debt facilities, indentures and/or commercial paper facilities as an Additional ABL Agreement such credit agreements, debt facilities, indentures and/or commercial paper facilities must satisfy the requirements of the definition of Additional ABL Agreement and the Company must deliver to each of the other parties hereto (other than any Loan Party) a designation in substantially the form of Annex III hereto. Additionally solely in the case of any Additional ABL Agreement, the agent or representative under such Additional ABL Agreement shall have executed and delivered to each other representative party hereto a joinder agreement in substantially the form of Annex II hereto whereby such new representative agrees to be bound by the terms of this Agreement and represents and warrants that the Additional ABL Agreement provides that the claimholders thereunder will be subject to and bound by the provisions of this Agreement. (2)  To the extent, but only to the extent, permitted by the provisions of the ABL Documents, the Fixed Asset Documents and the Collateral Trust Agreement, the Borrowers may incur Additional Fixed Asset Debt.

10.6         Information Concerning Financial Condition of the Loan Parties . Each of the Fixed Asset Representative and the ABL Representative hereby assume responsibility for keeping itself informed of the financial condition of the Loan Parties and all other circumstances bearing upon the risk of nonpayment of the ABL Obligations or the Fixed Asset Obligations. The Fixed Asset Representative and the ABL Representative hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances (except as otherwise provided in the ABL Documents and Fixed Asset Documents). In the event the Fixed Asset Representative or the ABL Representative, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information.

34

10.7         Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

10.8         Submission to Jurisdiction; JURY TRIAL WAIVER. (a) Each ABL Secured Party, each Fixed Asset Secured Party and each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County, Borough of Manhattan and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each such party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each such party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the any ABL Secured Party or Fixed Asset Secured Party may otherwise have to bring any action or proceeding against any Loan Party or its properties in the courts of any jurisdiction.

(b)           Each ABL Secured Party, each Fixed Asset Secured Party and each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so (i) any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding.

(c)           Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.9. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(d)           EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

10.9         Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 10.9) shall be as set forth below each party’s name on the signature pages hereof, any Joinder Agreement hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. Notices or other communications required or permitted herein may be delivered or furnished between the Company and the ABL Representative using Electronic Systems (as defined in the ABL Agreement) in accordance with the provisions of Section 9.01(b) of the ABL Agreement which shall be incorporated by reference in this Agreement as if references to “Administrative Agent” was to the ABL Representative and references to “hereunder” was to this Agreement, respectively.

10.10       Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the ABL Secured Parties and Fixed Asset Secured Parties and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral.

10.11       Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

10.12       Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

10.13       Other Remedies. For avoidance of doubt, it is understood that nothing in this Agreement shall prevent any ABL Secured Party or any Fixed Asset Secured Party from exercising any available remedy to accelerate the maturity of any indebtedness or other obligations owing under the ABL Documents or the Fixed Asset Documents, as applicable, or to demand payment under any guarantee in respect thereof.

10.14       Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement and/or any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 10.9), certificate, request, statement, disclosure or authorization related to this Agreement and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement and/or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and/or such Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be provided that nothing herein shall require any ABL Representative or the Fixed Asset Representative to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the ABL Representative or the Fixed Asset Representative has agreed to accept any Electronic Signature, such ABL Representative or the Fixed Asset Representative shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any other party hereto without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the ABL Representative or Fixed Asset Representative, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, (i) each of the parties hereto hereby agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among any of the parties hereto, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement and/or any Ancillary Document (including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, (ii) each ABL Representative or the Fixed Asset Representative may, at its option, create one or more copies of this Agreement and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) each of the parties hereto hereby waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement and/or any Ancillary Document, including with respect to any signature pages thereto and (iv) each of the parties hereto hereby waives any claim against any ABL Representative or the Fixed Asset Representative and their respective Affiliates and the respective directors, officers, employees, agents and advisors of the ABL Representative or Fixed Asset Representative and ABL Representative's or Fixed Asset Representative's Affiliates for any liabilities arising solely from the ABL Representative's or Fixed Asset Representative’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any liabilities arising as a result of the failure of any party hereto to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. This Agreement shall become effective when it shall have been executed by each party hereto. Solely as among the Fixed Asset Secured Parties, in the event of any conflict between this Agreement and the Fixed Asset Intercreditor Agreement, the Fixed Asset Pari Passu Intercreditor Agreement shall govern and control. Solely as among the ABL Secured Parties, in the event of any conflict between this Agreement and the ABL Intercreditor Agreement, the ABL Intercreditor Agreement shall govern and control.

10.15       Additional Loan Parties. The Company shall cause each Person that becomes a Loan Party after the date hereof to become a party to this Agreement by execution and delivery by such Person of a Joinder Agreement.

10.16       Collateral Trustee. U.S. Bank National Association is executing this Agreement, not in its individual capacity but solely as Collateral Trustee under that certain Collateral Trust Agreement, dated as of July 8, 2020. In acting hereunder the Collateral Trustee shall have the rights, protections and immunities granted to it under that certain Collateral Trust Agreement.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

JPMORGAN CHASE BANK, N.A., as ABL
Representative for and on behalf of the ABL
Secured Parties

By:	/s/ John Morrone
Name:	John Morrone
Title:	Authorized Officer

Address for Notices:

JPMorgan Chase Bank, N.A.
10 S. Dearborn St.
Chicago, Illinois 60603
Attention: John Morrone
Telecopy No.: (312) 548-1943

Signature Page to
Winnebago Industries, Inc. Intercreditor Agreement

U.S. BANK NATIONAL ASSOCIATION, as
Collateral Trustee for and on behalf of the Notes
Creditors

By:	/s/ Linda Garcia
Name:	Linda Garcia
Title:	Vice President

Address for Notices:

U.S. Bank National Association
190 S. LaSalle Street 10th Floor
Chicago, IL 60603
Attention: Corporate Administration
Telecopy No: 312-332-8008
Email Address: linda.garcia@usbank.com

Signature Page to
Winnebago Industries, Inc. Intercreditor Agreement

Winnebago Industries, Inc.

By:	/s/ Bryan Hughes
Name: Bryan Hughes
Title: Chief Financial Officer

Winnebago of Indiana, LLC

By:	/s/ Bert Jameson
Name: Bert Jameson
Title: Treasurer

Grand design rv, llc

By:	/s/ Bert Jameson
Name: Bert Jameson
Title: Treasurer

OCTAVIUS CORPORATION

By:	/s/ Bryan Hughes
Name: Bryan Hughes
Title: Chief Financial Officer

NEWMAR CORPORATION

By:	/s/ Bert Jameson
Name: Bert Jameson
Title: Treasurer

Address for Notices:

Winnebago Industries, Inc.
13200 Pioneer Trail, Suite 150
Eden Prairie, MN 55347
Attention: Bert Jameson, Treasurer
Email: hijameson@winnebagoind.com

ANNEX I

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of [___________], is executed by ________________________________, a _________________ (the “New Subsidiary”) in favor of JPMORGAN CHASE BANK, N.A. (the “ABL Representative”) and U.S. Bank National Association (the “Collateral Trustee”), under that certain Intercreditor Agreement (the “Intercreditor Agreement”), dated as of July 8, 2020 among the ABL Representative, Winnebago Industries, Inc. and each of the other Loan Parties party thereto. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Intercreditor Agreement.

The New Subsidiary, for the benefit of the ABL Representative and the Collateral Trustee, hereby agrees as follows:

1.            The New Subsidiary hereby acknowledges the Intercreditor Agreement and acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a Loan Party under the Intercreditor Agreement and shall have all of the obligations of a Loan Party thereunder as if it had executed the Intercreditor Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Intercreditor Agreement.

2.            The address of the New Subsidiary for purposes of Section 10.9 of the Intercreditor Agreement is as follows:

__________________________

__________________________

__________________________

3.            THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE NEW SUBSIDIARY HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be duly executed by its authorized officer, as of the day and year first above written.

[NEW SUBSIDIARY]

By:
Name:
Title:

ANNEX II

[FORM OF] JOINDER AGREEMENT NO. [ ] dated as of [      ], 20[  ] to the INTERCREDITOR AGREEMENT, dated as of July 8, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), made between JPMORGAN CHASE BANK, N.A. (the “ABL Representative”) and U.S. Bank National Association (the “Collateral Trustee”), under that certain Intercreditor Agreement (the “Intercreditor Agreement”), dated as of July 8, 2020 among the ABL Representative, Winnebago Industries, Inc. and each of the other Loan Parties party thereto.

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

As a condition to the ability of the Company to incur additional ABL Obligations under an Additional ABL Agreement (such additional ABL Obligations, the “Additional ABL Debt”) after the date of the Intercreditor Agreement and to secure such Additional ABL Debt and related additional ABL Obligations with a lien on the Collateral and to have such Additional ABL Debt and related additional ABL Obligations guaranteed by the Loan Parties, in each case under and pursuant to the applicable Additional ABL Agreement, the ABL Representative in respect of such Additional ABL Debt and related additional ABL Obligations is required to become an ABL Representative under, and the related ABL Secured Parties in respect thereof are required to become subject to and bound by, the Intercreditor Agreement. Section 10.5 of the Intercreditor Agreement provides that such additional ABL Representative may become an ABL Representative under, and such ABL Secured Parties in respect thereof may become subject to and bound by, the Intercreditor Agreement pursuant to the execution and delivery by the additional ABL Representative of an instrument in the form of this Joinder Agreement. The undersigned additional ABL Representative (the “New Representative”) is executing this Joinder Agreement in accordance with the requirements of the Intercreditor Agreement.

Accordingly, the New Representative agrees as follows:

1.            Accession to the Intercreditor Agreement. In accordance with the Intercreditor Agreement, the New Representative by its signature below becomes an ABL Representative under, and the related ABL Secured Parties that it represents become subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as an ABL Representative, and the New Representative, on behalf of itself and each other ABL Secured Party that it represents, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as an ABL Representative and to the related ABL Secured Parties that it represents as ABL Secured Parties. Each reference to a “ABL Representative” in the Intercreditor Agreement shall be deemed to include the New Representative and each reference to “ABL Secured Parties” shall include the related ABL Secured Parties represented by such New Representative. The Intercreditor Agreement is hereby incorporated herein by reference.

2.             Representations and Warranties. The New Representative represents and warrants to the other Collateral Agents and Secured Parties that (i) it has full power and authority to enter into this Joinder Agreement, in its capacity as agent, (ii) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms and the terms of the Intercreditor Agreement and (iii) the Additional ABL Agreement relating to such additional ABL Obligations provide that, upon the New Representative’s entry into this Agreement, the related ABL Secured Parties] in respect of such additional ABL Obligations will be subject to and bound by the provisions of the Intercreditor Agreement as ABL Secured Parties.

3.             Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.

4.             Full Force and Effect. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

5.             Section Headings. Section heading used in this Joinder Agreement are for convenience of reference only and are not to affect the construction hereof or to be taken in consideration in the interpretation hereof.

6.             Governing Law. THIS JOINDER AGREEMENT, AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS IN THE COLLATERAL).

7.             Severability. Any provision of this Joinder Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Intercreditor Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to those of the invalid, illegal or unenforceable provisions.

8.             Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.9 of the Intercreditor Agreement. All communications and notices to the New Representative shall be given to it at the address set forth below its signature hereto.

9.             Miscellaneous. The provisions of Section 10 of the Intercreditor Agreement will apply with like effect to this Joinder Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the New Representative has duly executed this Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE],
as [ ] for the holders of
[ ]
By:
Name:
Title:
Address for notices:

Attention of:
Telecopy:

Receipt of the foregoing acknowledged:
[NAME OF APPLICABLE REPRESENTATIVE],
as [Insert title of Representative]
By:
Name:
Title:

ANNEX III

[FORM OF] DESIGNATION NO. [ ] (this “Designation”) dated as of [      ], 20[  ] with respect to the INTERCREDITOR AGREEMENT dated as of July 8, 2020 (the “ABL Intercreditor Agreement”), among JPMorgan Chase Bank, N.A. as Existing ABL Representative and U.S. Bank National Association as Collateral Trustee and the additional agents from time to time a party thereto, and acknowledged and agreed to by Winnebago Industries, Inc., an Iowa corporation (the “Company”) and certain subsidiaries of the Company (each a “Grantor”).

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the ABL Intercreditor Agreement.

This Designation is being executed and delivered in order to designate the below described credit agreement, debt facility, indenture and/or commercial paper facility as an [Additional ABL Agreement]/[Additional Fixed Asset Document] entitled to the benefit of and subject to the terms of the ABL Intercreditor Agreement.

The undersigned, the duly appointed [specify title of Responsible Officer] of the Company hereby certifies on behalf of the Company that:

Section 1.              [Insert name of the Company or other Grantor] intends to enter into [describe new debt facility] (the “New Debt Facility”) which New Debt Facility satisfies all requirements of the ABL Intercreditor Agreement to be an [Additional ABL Agreement]/[Additional Fixed Asset Document] and it hereby designated as such.

Section 2.              The incurrence of the Indebtedness under the New Debt Facility is permitted by each applicable ABL Document and Fixed Asset Document.

Section 3.               The name and address of the Agent for such New Debt Facility is:

[Insert name and all capacities; Address]

Telephone: ___________________

Fax:

Email

Email:

[Remainder of this page intentionally left blank]

                IN WITNESS WHEREOF, the Company has duly executed this designation as of the day and year first above written.

WINNEBAGO INDUSTRIES, INC.

By
Name:
Title: